                                                                   Exhibit 10.13

                 AMENDED AND RESTATED NON-COMPETITION AGREEMENT

     THIS AMENDED AND RESTATED NON-COMPETITION AGREEMENT (the "Agreement") is entered into as of August 2, 2004 by and among Stephen M. Lamando (the "Stockholder"), Clayton GRP, Inc., a Delaware corporation (the "Company"), Clayton Holdings, Inc., a Delaware corporation ("Holdings"), and the parties set forth on the signature pages hereto as Investors (the "Investors").

                                   WITNESSETH

     WHEREAS, the Company, Holdings and the Investors have entered into a certain Contribution and Asset Transfer Agreement, dated as of June 29, 2004 (the "Contribution Agreement"), by and among the Company, Holdings, Stockholder, the Investors, the Sellers named therein (the "Sellers") and the other stockholders of certain of the Sellers as named therein, pursuant to which the Company and Holdings have agreed to purchase substantially all of the assets and to assume certain liabilities of the Sellers;

     WHEREAS, as contemplated by the Contribution Agreement (i) certain of the Investors, through the purchase of Convertible Preferred Stock of Holdings and
(ii) certain of the Investors and their affiliates, through the purchase of Subordinated Notes of the Company and Common Stock of Holdings pursuant to a certain Subordinated Note and Common Stock Purchase Agreement, are providing funds necessary for the Company and Holdings to consummate the purchase and sale transactions contemplated by the Contribution Agreement;

     WHEREAS, the Sellers will hold a proportionate amount of the funds and shares they receive pursuant to the Contribution Agreement for the benefit of, or distribute a proportionate amount of the funds and shares they receive pursuant to the Contribution Agreement to, the Stockholder, and, accordingly, the Stockholder shall derive a substantial benefit from such transactions;

     WHEREAS, the Company is a subsidiary of Holdings; and

     WHEREAS, Sellers (immediately prior to the date hereof) were, and the Company (as of the date hereof) is, in the business of providing advisory products and services relating to residential, consumer and commercial loan asset classes, including (i) portfolio due diligence, advice, data collection, management and analysis, (ii) regulatory and operational compliance reporting,
(iii) credit underwriting, and (iv) loan valuation, in each case to financial institutions, including investment banking firms, mortgage companies, commercial banks, thrifts, government sponsored enterprises, rating agencies, mortgage insurance companies and bond insurers (together with any other businesses or activities conducted by the Company and its subsidiaries from time to time, the "Company Business");

     WHEREAS, the Company Business has been, and is presently contemplated to be, conducted throughout the United States and Canada, and the reputation and goodwill of the Company are an integral part of its business success; and

     WHEREAS, in order to provide the Investors with the full benefits of their investment, the Stockholder has agreed to execute and deliver this Agreement.

     NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

     Section 1. EFFECTIVE DATE. The Stockholder, the Company, Holdings and the Investors agree that this Agreement is being entered into in connection with the consummation of the transactions contemplated by the Contribution Agreement, and that this Agreement is effective as of the date hereof (the "Effective Date").

     Section 2. NON-COMPETITION; NON-SOLICITATION. In view of the fact that any activity of the Stockholder or any Seller or any other person or entity subject hereto in violation of the terms hereof would materially and adversely affect the Company Business and would deprive the Investors under the Contribution Agreement of the benefits of their bargains and investments thereunder, and to preserve the goodwill associated with the Company Business, the Stockholder hereby agrees on behalf of itself and each Seller to the following restrictions:

             (a) STOCKHOLDER COVENANTS. The Stockholder hereby agrees that during the period commencing on the Effective Date and ending on the date which is the later of five (5) years after the Effective Date or two (2) years after termination of Stockholder's employment with the Company and its subsidiaries for any reason, he will not, without the express written consent of the Company, directly or indirectly (through any Seller or any other subsidiary, affiliate or controlled entity of the Stockholder) (collectively, the "Seller Entities," and individually, a "Seller Entity"), and will cause each Seller Entity not to, anywhere in the states of New York, New Jersey, California, Connecticut, Florida and Oklahoma, or any other state in the United States or in Canada: (i) engage in any activity which is competitive with any of the business, activities, products or services conducted or offered by any of the Company, any direct or indirect subsidiary of the Company or Holdings or any other direct or indirect subsidiary of Holdings (collectively, the "Company Entities," and individually, the "Company Entity"), which business, activities, products and services shall include, in any event and without limitation, the Company Business (any such activity, a "Competitive Activity"), or (ii) participate or invest in, provide or facilitate the provision of financing to, or assist (whether as owner, part-owner, shareholder, member, partner, director, officer, trustee, employee, agent or consultant, or in any other capacity) any business, organization or person other than the Company, Holdings, or any of their respective direct or indirect subsidiaries, whose business, activities, products or services are competitive with any of the business, activities, products or services conducted or offered by any Company Entity, which business, activities, products and services shall include, in any event and without limitation, the Company Business. Without implied limitation, the forgoing covenant shall prohibit Stockholder from (A) hiring or engaging or attempting to hire or engage for or on behalf of the Stockholder, any Seller Entity or any such competitor, any officer or employee of any Company Entity, or any former officer or employee of any Company Entity or any Seller Entity who was employed by any Company Entity or any Seller Entity at any time within the eighteen (18) month period prior to the date of such hiring or engaging or attempt to hire or engage (provided, that during the last six (6) months of such eighteen (18) month period, if the Stockholder seeks the Company's consent to such hiring or engaging, such consent shall not be unreasonably withheld or delayed), (B) encouraging, for or on behalf of the Stockholder, any Seller Entity, or any such competitor, any such officer or employee or any such former officer or employee to terminate his or her relationship or employment with any Company Entity, (C) soliciting, for or on behalf of the Stockholder, any Seller Entity or any such competitor, any client of any Company Entity or any person or entity who was a client of any Company Entity or Seller within the eighteen (18) month period prior to the date of such solicitation, and (D) diverting to any person any client or business opportunity of any Company Entity.

Notwithstanding anything herein to the contrary, the Stockholder may (1) make passive investments in any publicly traded enterprise if such investment constitutes less than five percent (5%) of the equity of such enterprise, and
(2) engage in the business of purchasing and selling, or investing in entities specially established for the purpose of purchasing and selling, real estate and/or pools of performing, sub-performing and non-performing mortgage, automobile and other types of loans and financial instruments, and managing such investments, in each case in a manner consistent in nature with the Stockholder's past and current involvement in such activities through the date hereof (the activities described in clauses (2) and (3), the "Permitted Activities").

             (b) STOCKHOLDER REPRESENTATION. Neither the Stockholder nor any Seller Entity (other than the Sellers) is a party to any contract, commitment, arrangement or agreement which could, following the Effective Date, restrain or restrict the Company Entities from carrying on the Company Business or restrain or restrict the Stockholder from performing the Stockholder's employment obligations, and, as of the date of this Agreement, neither the Stockholder nor any Seller Entity is involved in any business activities whatsoever in or relating to the industries in which the Sellers currently engage other than the Stockholder's and/or such Selling Entity's interest in the Company and other than the Permitted Activities.

             (c) SUBSIDIARIES. For purposes of this Agreement, any reference to a (i) "subsidiary" or "subsidiaries" of an entity shall be deemed to include any entities directly or indirectly controlled by it through an ownership of more than fifty percent (50%) of the voting interests and (ii) the term "person" shall mean an individual, a corporation, an association, a partnership, a limited liability company, an estate, a trust, and any other entity or organization.

     Section 3. SCOPE OF AGREEMENT. The parties acknowledge that the time, scope, geographic area and other provisions of this Agreement have been specifically negotiated by sophisticated commercial parties, and they agree that
(a) all such provisions are reasonable under the circumstances of the transactions contemplated hereby, (b) are given as an integral and essential part of the transactions contemplated hereby and (c) but for the covenants of the Stockholder contained in this Agreement, the Company, Holdings and the Investors would not have entered into or consummated the transactions contemplated by the Contribution Agreement. The Stockholder has independently consulted with counsel and has been advised in all respects concerning the reasonableness and propriety of the covenants contained herein, with specific regard to the business currently contemplated to be conducted by the Company Entities, and represents that the Agreement is intended to be, and shall be, fully enforceable and effective in accordance with its terms.

     Section 4. CERTAIN REMEDIES; SEVERABILITY. It is specifically understood and agreed that any breach of the provisions of this Agreement by Stockholder or any Seller Entity will result in irreparable injury to the Company Entities, that the remedy at law alone will be an inadequate remedy for such breach and that, in addition to any other remedy it may have, each of the Company, Holdings and each Investor shall be entitled to enforce the specific performance of this Agreement through both temporary and permanent injunctive relief without the necessity of proving actual damages, but without limitation of their right to damages and any and all other remedies available to them, it being understood that injunctive relief is in addition to, and not in lieu of, such other remedies. In the event that any covenant contained in this Agreement shall be determined by any court of competent jurisdiction to be unenforceable by reason of its extending for too great a period of time or over too great a geographical area or by reason of its being too extensive in any other respect, it shall be interpreted to extend only over the maximum period of time for which it may be enforceable and/or over the maximum geographical area as to which it may be enforceable and/or to the maximum extent in all other respects as to which it may be enforceable, all as determined by such court in such action. The existence of any claim or cause of action which the Stockholder may have against any Company Entity shall not constitute a defense or bar to the enforcement of any of the provisions of this Agreement.

     Section 5. JURISDICTION. The parties hereby irrevocably submit to the non-exclusive jurisdiction of the courts of the State of Connecticut to construe and enforce the covenants contained in this Agreement. In the event that the courts of any state shall hold such covenants unenforceable (in whole or in part) by reason of the breadth of such scope or otherwise, it is the intention of the parties hereto that such determination shall not bar or in any way affect the right of the Company Entities to the relief provided for herein in the courts of any other state within the geographic scope of such covenants, as to breaches of such covenants in such other respective states, the above covenants as they relate to each state being, for this purpose, severable into diverse and independent covenants.

     Section 6. NOTICES. Any notice or demand which is required or provided to be given under this Agreement shall be deemed to have been sufficiently given and received for all purposes when delivered by hand, telecopy or other method of facsimile, or five days after being sent by certified or registered mail, postage and charges prepaid, return receipt requested, or two days after being sent by overnight delivery providing receipt of delivery, to the following addresses (or at such other address for any party as shall be specified by notice given in accordance with the provisions hereof, provided that notices of a change of address shall be effective only upon receipt thereof):

     IF TO THE COMPANY OR HOLDINGS:

     c/o TA Associates, Inc.
     125 High Street, Suite 2500
     Boston, Massachusetts 02110
     Attention: Roger B. Kafker
     Facsimile: (617) 574-6728

     IF TO THE INVESTORS:

     c/o TA Associates, Inc.
     125 High Street, Suite 2500
     Boston, Massachusetts 02110
     Attention: Roger B. Kafker
     Facsimile: (617) 574-6728

     IF TO THE STOCKHOLDER:

     Stephen M. Lamando


     Section 7. MISCELLANEOUS. This Agreement shall be governed by and construed under the laws of the State of Connecticut and shall not be modified or discharged in whole or in part except by an agreement in writing signed by Holdings, the Company, the Investors and the Stockholder. The failure of any of the parties to require the performance of a term or obligation or to exercise any right under this Agreement or the waiver of any breach hereunder shall not prevent subsequent enforcement of such term or obligation or exercise of such right or the enforcement at any time of any other right hereunder or be deemed a waiver of any subsequent breach of the provision so breached, or of any other breach hereunder. This Agreement shall inure to the benefit of, and be binding upon, successors of the Company and Holdings by way of merger, consolidation or transfer of substantially all the assets of the Company or Holdings, and may not be assigned by the Stockholder. This Agreement supersedes all prior understandings and agreements between the parties relating to the subject matter hereof.


                            [SIGNATURE PAGES FOLLOW]

     IN WITNESS WHEREOF, the parties have executed this Non-Competition Agreement under seal as of the date first set forth above.


                              COMPANY:

                              CLAYTON GRP, INC.


                              By: /s/ Roger B. Kafker
                                  -------------------------------------
                                  Name:  Roger B. Kafker
                                  Title: President


                              HOLDINGS:

                              CLAYTON HOLDINGS, INC.


                              By: /s/ Roger B. Kafker
                                  -------------------------------------
                                  Name:  Roger B. Kafker
                                  Title: President


                              STOCKHOLDER:


                              /s/ Stephen M. Lamando
                              -----------------------------------------
                              Name:  Stephen M. Lamando

                              INVESTORS:

                              TA IX L.P.
                              By:   TA Associates IX LLC, its General
                                    Partner
                              By:   TA Associates, Inc., its Manager

                              By:   /s/ Roger B. Kafker
                                   ------------------------------------
                                    Name:   Roger B. Kafker
                                    Title:  Managing Director

                              TA/ATLANTIC AND PACIFIC IV L.P.

                              By:   TA Associates AP IV L.P., its General
                                    Partner
                              By:   TA Associates, Inc., its General Partner

                              By:   /s/ Roger B. Kafker
                                   ------------------------------------
                                    Name:   Roger B. Kafker
                                    Title:  Managing Director

                              TA STRATEGIC PARTNERS FUND A
                              L.P.
                              By:   TA Associates SPF L.P., its General
                                    Partner
                              By:   TA Associates, Inc., its General Partner

                              By:     /s/ Roger B. Kafker
                                   ------------------------------------
                                    Name:   Roger B. Kafker
                                    Title:  Managing Director

                              TA STRATEGIC PARTNERS FUND B
                              L.P.
                              By:   TA Associates SPF L.P., its General
                                    Partner
                              By:   TA Associates, Inc., its General Partner

                              By:   /s/ Roger B. Kafker
                                   ------------------------------------
                                    Name:   Roger B. Kafker
                                    Title:  Managing Director

                              TA INVESTORS II, L.P.
                              By:   TA Associates, Inc., its General Partner

                              By:   /s/ Roger B. Kafker
                                   ------------------------------------
                                    Name:   Roger B. Kafker
                                    Title:  Managing Director

                              TA SUBORDINATED DEBT FUND, L.P.
                              By:   TA Associates SDF LLC, its General
                                    Partner
                              By:   TA Associates, Inc., its Manager

                              By:   /s/ Roger B. Kafker
                                   ------------------------------------
                                    Name:   Roger B. Kafker
                                    Title:  Managing Director